SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  SOUTHERN FINANCIAL                                           SOUTHERN FINANCIAL
                   CAPITAL TRUST I                                               BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)       (Exact Name of Registrant as Specified in its Charter)

                         Delaware                                                     Virginia
         (State of Incorporation or Organization)                     (State of Incorporation or Organization)

                        54-1969867                                                   54-1779978
           (I.R.S. Employer Identification No.)                         (I.R.S. Employer Identification No.)

                Southern Financial Bancorp                                      37 East Main Street
                   37 East Main Street                                       Warrenton, Virginia 20186
                Warrenton, Virginia 20186                             (Address of Principal Executive Offices)
         (Address of Principal Executive Offices)

If this form relates to the registration of a class of         If this form relates to the registration of a class
securities pursuant to Section 12(b) of the Exchange Act       of securities pursuant to Section 12(g) of the
and is effective pursuant to General Instruction A.(c),        Exchange Act and is effective pursuant to General
please check the following box. [   ]                          Instruction A.(d), please check the following box. [ X ]


Securities Act registration statement file number to which this form relates:

                                  333-94461 and 333-94461-01     (If applicable)
                               --------------------------------

        Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                   Name of Each Exchange on Which
       to be so Registered                   Each Class is to be Registered
       -------------------                   ------------------------------

               none                                       none

        Securities to be registered pursuant to Section 12(g) of the Act:

                       $0.55 Redeemable Capital Securities
                (Liquidation Amount $5.00 per Capital Security)
                     and the Guarantee with respect thereto
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.      Description of Registrants' Securities to be Registered.

         This registration statement relates to the registration under Section 12(g) of the Securities Exchange Act of 1934, as amended, of the $0.55 Redeemable Capital Securities (Liquidation Amount $5.00 per Redeemable Capital Security) of Southern Financial Capital Trust I (the "Redeemable Capital Securities"), a Delaware business trust (the "Trust"), and the guarantee with respect to the Redeemable Capital Securities issued by Southern Financial Bancorp, Inc. (the "Guarantee"), a Virginia corporation (the "Company", and, together with the Trust, the "Registrants"). The descriptions of the Redeemable Capital Securities and the Guarantee to be registered hereunder are set forth under the captions "Description of Redeemable Capital Securities" and "Description of Guarantee", respectively, in the Prospectus filed by the Registrants with the Securities and Exchange Commission on May 18, 2000 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and is hereby incorporated by reference. The Prospectus was filed in connection with the Registrants' Registration Statement on Form S-1, Registration Nos. 333-94461 and 333-94461-01 (the "Form S-1 Registration Statement"), which was declared effective by the Commission on May 10, 2000. A post-effective amendment to the Registration Statement was declared effective by the Commission on May 11, 2000.

Item 2.      Exhibits

         4.1 Certificate of Trust of the Trust, included as Exhibit 4.1 to the Form S-1 Registration Statement and incorporated herein by reference.

         4.2 Trust Agreement between the Company and Wilmington Trust Company, included as Exhibit 4.2 to the Form S-1 Registration Statement and incorporated herein by reference.

         4.3 Form of Amended and Restated Declaration of Trust of the Trust, included as Exhibit 4.3 to the Form S-1 Registration Statement and incorporated herein by reference.

         4.4 Form of Junior Subordinated Indenture between the Company. and Wilmington Trust Company, as Trustee, included as Exhibit 4.4 to the Form S-1 Registration Statement and incorporated herein by reference.

         4.5 Form of Redeemable Capital Security, included in Exhibit 4.4 to the Form S-1 Registration Statement and incorporated herein by reference.

         4.6      Form of Junior Subordinated Debt Security, included in Exhibit
                  4.4 to the Form S-1 Registration Statement and incorporated herein by reference.

         4.7      Form  of   Guarantee   Agreement   with   respect  to  Capital
                  Securities,   included   as  Exhibit   4.7  to  the  Form  S-1
                  Registration Statement and incorporated herein by reference.

         4.8 Form of Escrow Agreement among McKinnon & Company, Inc., the Trust, the Company and Wilmington Trust Company, included as
                  Exhibit 4.8 to the Form S-1 Registration Statement and incorporated herein by reference.

         4.9 Amendment No. 1 to Trust Agreement among the Company, Wilmington Trust Company and the Administrative Trustees named therein, included as Exhibit 4.9 to the Form S-1 Registration Statement and incorporated herein by reference.

         4.10 Amended and Restated Articles of Incorporation of the Company, included in Exhibit 3.1 to the Registrant's Registration Statement on Form S-4, Registration No. 33-95246 (the "Form S-4 Registration Statement"), and incorporated herein by reference.

         4.11 Bylaws of the Company, included in Exhibit 3.2 to the Form S-4 Registration Statement and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         SOUTHERN FINANCIAL CAPITAL TRUST I



Dated:  May 18, 2000                     By: /s/ Georgia S. Derrico
                                             -----------------------------------
                                             Georgia S. Derrico
                                             Administrative Trustee



Dated:  May 18, 2000                     By: /s/ R. Roderick Porter
                                             -----------------------------------
                                             R. Roderick Porter
                                             Administrative Trustee



                                         SOUTHERN FINANCIAL BANCORP, INC.



Dated:  May 18, 2000                     By: /s/ Georgia S. Derrico
                                             -----------------------------------
                                             Georgia S. Derrico
                                             Chairman of the Board and
                                             Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.                        Description
-----------                        -----------

   4.1 Certificate of Trust of the Trust, included as Exhibit 4.1 to the Form S-1 Registration Statement and incorporated herein by reference.

   4.2 Trust Agreement between the Company and Wilmington Trust Company, included as Exhibit 4.2 to the Form S-1 Registration Statement and incorporated herein by reference.

   4.3 Form of Amended and Restated Declaration of Trust of the Trust, included as Exhibit 4.3 to the Form S-1 Registration Statement and incorporated herein by reference.

   4.4 Form of Junior Subordinated Indenture between the Company. and Wilmington Trust Company, as Trustee, included as Exhibit 4.4 to the Form S-1 Registration Statement and incorporated herein by reference.

   4.5 Form of Redeemable Capital Security, included in Exhibit 4.4 to the Form S-1 Registration Statement and incorporated herein by reference.

   4.6         Form of Junior  Subordinated  Debt Security,  included in Exhibit
               4.4 to the Form S-1 Registration Statement and incorporated herein by reference.

   4.7 Form of Guarantee Agreement with respect to Redeemable Capital Securities, included as Exhibit 4.7 to the Form S-1 Registration Statement and incorporated herein by reference.

   4.8 Form of Escrow Agreement among McKinnon & Company, Inc., the Trust, the Company and Wilmington Trust Company, included as
               Exhibit 4.8 to the Form S-1 Registration Statement and incorporated herein by reference.

   4.9 Amendment No. 1 to Trust Agreement among the Company, Wilmington Trust Company and the Administrative Trustees named therein, included as Exhibit 4.9 to the Form S-1 Registration Statement and incorporated herein by reference.

   4.10 Amended and Restated Articles of Incorporation of the Company, included in Exhibit 3.1 to the Form S-4 Registration Statement and incorporated herein by reference.

   4.11 Bylaws of the Company, included in Exhibit 3.2 to the Form S-4 Registration Statement and incorporated herein by reference.